   As filed with the Securities and Exchange Commission on December 28, 2001

                                                      1933 Act Reg. No. 33-44611
                                                      1940 Act Reg. No. 811-6463

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
   Pre-Effective Amendment No.
                               -----                             [X]
   Post-Effective Amendment No.  23
                               -----                             [X]

                                             and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
         Amendment No.   25                                      [X]
                       ------


(Check appropriate box or boxes.)

                          AIM INTERNATIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                     (Name and Address of Agent for Service)

                                    Copy to:

 P. Michelle Grace, Esquire                       Martha J. Hays, Esquire
    A I M Advisors, Inc.                  Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                  1735 Market Street, 51st Floor
 Houston, Texas  77046-1173               Philadelphia, Pennsylvania  19103-7599

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)


[ ]      on (date) pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)


[X]      on February 28, 2002 pursuant to paragraph (a)(1)


[ ]      75 days after filing pursuant to paragraph(a)(2) on (date)

[ ]      pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Common Stock

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    SUBJECT TO COMPLETION--DATED DECEMBER 28, 2001

      AIM INTERNATIONAL EQUITY FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      Institutional Class

      PROSPECTUS
      MARCH 1, 2002

                                     AIM International Equity Fund seeks
                                     to provide long-term growth of
                                     capital.

                                     This prospectus contains important
                                     information about the fund. Please
                                     read it before investing and keep it
                                     for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  5

Suitability for Investors                    5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Pricing of Shares                          A-2

Taxes                                      A-3

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

  The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

  At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. A fund's past performance is not necessarily an indication of its future performance. The returns shown are those of the fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, the Institutional Class of the fund has not yet commenced operations.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Institutional Class shares are not subject to front end or back end sales loads.

                                    [GRAPH]

                                          ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1993....................................  45.78%
1994....................................  -3.34%
1995....................................  16.41%
1996....................................  18.98%
1997....................................   5.70%
1998....................................  13.43%
1999....................................  55.08%
2000....................................  -25.69%
2001....................................   [  ]%

  During the periods shown in the bar chart, Class A shares' highest quarterly
return was [  ]% (quarter ended [          ]) and the lowest quarterly return of
the fund's Class A shares was [  ]% (quarter ended [          ]).

PERFORMANCE TABLE

The following performance table compares the fund's Class A shares performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended
December 31, 2001)                                               SINCE        INCEPTION
                                 1 YEAR         5 YEARS         INCEPTION        DATE
-----------------------------------------------------------------------------------------
Class A                           [  ]%          [  ]%            [  ]%        04/07/92
MSCI EAFE Index(1)                [  ]           [  ]             [  ]         03/31/92(2)
-----------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index measures performance of global stock markets in 20 developed countries.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund:

SHAREHOLDER FEES
-------------------------------------------------------
(fees paid directly from
your investment)                INSTITUTIONAL CLASS
-------------------------------------------------------
Maximum Sales
Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
--------------------------------------------------------
(expenses that are deducted
from fund assets)               INSTITUTIONAL CLASS
-------------------------------------------------------
Management Fees                         0.92%

Distribution and/or
Service (12b-1) Fees                    None

Other Expenses(2)                       0.39

Total Annual Fund
Operating Expenses                      1.31

Fee Waiver(3)                           0.04

Net Expenses                            1.27
-------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Based on estimated average net assets for the current fiscal year.

(3) The investment advisor has contractually agreed to waive 0.05% of Management Fees on average net assets in excess of $500 million.

  You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Institutional
  Class         $133     $415      $718      $1,579
----------------------------------------------------

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2001, the advisor received compensation of 0.88% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1992 and has been associated with the advisor and/or its affiliates since 1989.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Class of the fund is intended for use by institutional investors. Shares of the Institutional Class of the fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations, defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization), and platform sponsors with which A I M Distributors, Inc. has entered into a defined contribution plans agreement. For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans or platform sponsors; and the minimum initial investment requirement for all other investors for which the Institutional Class of the fund is available is $1 million.

  The Institutional Class of the fund is designed to be a convenient and economical vehicle in which institutions can invest in a portfolio of equity securities. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Class A shares. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by KPMG LLP. For more information regarding the change in independent auditors, see the Statement of Additional Information.

  As of the date of this prospectus, the Institutional Class had not yet commenced operations and, therefore, financial information for the Institutional Class is not available.

                                                                                      CLASS A
                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------------------
                                                       2001         2000(a)          1999         1998(a)        1997(a)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period                $              $    21.73     $    17.59     $    16.64     $    15.37
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.08          (0.03)          0.05           0.04
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                                          0.72           4.49           0.96           1.68
===============================================================================================================================
    Total from investment operations                                     0.80           4.46           1.01           1.72
===============================================================================================================================
Less distributions:
  Dividends from net investment income                                     --          (0.11)         (0.06)         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 (0.93)         (0.21)            --          (0.43)
===============================================================================================================================
    Total distributions                                                 (0.93)         (0.32)         (0.06)         (0.45)
===============================================================================================================================
Net asset value, end of period                      $              $    21.60     $    21.73     $    17.59     $    16.64
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                          3.16%         25.73%          6.11%         11.43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $              $2,325,636     $2,058,419     $1,724,635     $1,577,390
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            %(c)       1.44%          1.48%          1.45%          1.47%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         %(c)       1.48%          1.52%          1.49%          1.51%
===============================================================================================================================
Ratio of net investment income to average net
  assets                                                      %(c)       0.30%         (0.14)%         0.28%          0.24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                                    87%            86%            78%            50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $[        ].

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments are as follows:

                                                                INITIAL     ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS   INVESTMENTS
---------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0    no minimum

Banks acting in a fiduciary or similar capacity, Collective
  and Common Trust Funds, Banks and Broker-Dealers acting
  for their own account or Foundations and Endowments          1 million    no minimum

Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million    no minimum
---------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial              Contact your financial                Same
  Intermediary                   intermediary.
                                 The financial intermediary should
                                 mail your completed account
                                 application and purchase payment
                                 to the transfer agent,
                                 A I M Fund Services, Inc.
                                 P. O. Box 4497
                                 Houston, TX 77210-4497
                                 The financial intermediary should
                                 call the transfer agent at (800)
                                 659-1005 to receive an account
                                 number.
                                 Then, the intermediary should use
                                 the following wire instructions:
                                 JPMorgan Chase Bank
                                 ABA/Routing #: 113000609
                                 DDA 00100366732
                                 Attn: AIM wire purchase
                                 Fund name and account number

By Telephone                     Open your account as described        Call the transfer agent at (800)
                                 above.                                659-1005 and wire payment for your
                                                                       purchase order in accordance with
                                                                       the wire instructions noted above.
                                                                       You must call and wire payment
                                                                       before the close of the customary
                                                                       trading session of the NYSE on
                                                                       days that the NYSE is open for
                                                                       business in order to effect your
                                                                       purchase on that day.

By Internet Connect(SM)          Open your account as described        Complete an AIM Internet Connect
                                 above.                                Authorization Form. Mail the
                                                                       application and form to the
                                                                       transfer agent. Once your request
                                                                       for this option has been
                                                                       processed, you may place your
                                                                       purchase order at
                                                                       www.aimfunds.com.
---------------------------------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the fund.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial              Contact your financial intermediary.
  Intermediary
                                 Redemption proceeds will be sent in accordance with the wire instructions specified in the account application you
                                 provided the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the customary trading session of the NYSE on days the NYSE is
                                 open for business in order to effect the redemption at the day's closing price.

By Telephone                     A person who has been authorized to make transactions in the account application may make redemptions by telephone. You must call the transfer agent before the close of the
                                 customary trading session of the NYSE on days the NYSE is
                                 open for business in order to effect the redemption at that day's closing price.

By AIM Internet Connect          Place your redemption request at www.aimfunds.com. The
                                 transfer agent must receive your redemption request before the close of the customary trading session of the NYSE on
                                 days the NYSE is open for business in order to effect the
                                 redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will wire payment for redemptions received prior to the close of the customary trading session of the NYSE on days the NYSE is open for business on the same day the redemption request is received. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request the dividends payable up to the date of redemption with the proceeds of the redemption.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

--------------------------------------------------------------------------------

 THE FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within sixty (60) days at amortized cost, which approximates market value.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

TIMING OF ORDERS

The fund prices purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. If the transfer agent receives a redemption request on a business day prior to the close of the customary trading session of the NYSE, the fund will normally wire proceeds on that day. If the transfer agent receives a redemption request after the close of the customary trading session of the NYSE, the redemption will be processed at the net asset value next determined. Shareholders will accrue dividends until the day the fund wires redemption proceeds. The fund may postpone the right to redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading. The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day on any day when the primary government securities dealers are either closed for business or close early, or trading in money market securities is limited due to national holidays.

TAXES

Dividends and distributions received are taxable as ordinary income or long-term capital gain for federal income tax purposes, whether reinvested in additional shares or taken in cash. Distributions are taxable at different rates depending on the length of time the fund holds its assets. Every year, information will be sent showing the amount of distributions received from the fund during the prior year.

  Any long-term or short-term capital gain realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in the fund may differ materially from the federal income tax consequences described above. Shareholders should consult their tax advisor before investing.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4497
                             Houston, TX 77210-4497

BY TELEPHONE:                (800) 451-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM International Equity Fund,
SEC 1940 Act file number: 811-6463
----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com    [PRO-1]    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

--------------------------------------------------------------------------------
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------


                 SUBJECT TO COMPLETION - DATED DECEMBER 28, 2001


                                  STATEMENT OF
                             ADDITIONAL INFORMATION




                             INSTITUTIONAL CLASS OF
                          AIM INTERNATIONAL EQUITY FUND




              (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)



                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919








          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                      A PROSPECTUS OF THE ABOVE-NAMED FUND,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M FUND SERVICES, INC.,
                      P.O. BOX 4497, HOUSTON, TX 77210-4497
                          OR BY CALLING (800) 451-4246



                                   ----------



            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002,
       RELATING TO THE AIM INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS
                         PROSPECTUS DATED MARCH 1, 2002

                                TABLE OF CONTENTS

                                                                                                               PAGE
INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE COMPANY.............................................................................1

         The Company and Its Shares...............................................................................1

CALCULATION OF PERFORMANCE DATA...................................................................................2


BROKERAGE ALLOCATION AND OTHER TRANSACTIONS.......................................................................6

         Brokerage Transactions...................................................................................6
         Allocation of Portfolio Transactions.....................................................................6
         Allocation of Equity Offering Transactions...............................................................7
         Brokerage Selection......................................................................................7
         Transactions with Regular Brokers........................................................................8
         Brokerage Commissions Paid...............................................................................8
         Portfolio Turnover.......................................................................................9

INVESTMENT STRATEGIES AND RISKS...................................................................................9

         Real Estate Investment Trusts ("REITs").................................................................10
         Repurchase Agreements and Reverse Repurchase Agreements.................................................11
         Lending of Portfolio Securities.........................................................................11
         Interfund Loans.........................................................................................12
         Securities Issued on a When-Issued or Delayed Delivery Basis............................................12
         Short Sales.............................................................................................12
         Margin Transactions.....................................................................................12
         Illiquid Securities.....................................................................................12
         Rule 144A Securities....................................................................................13
         Foreign Securities......................................................................................13
         Foreign Exchange Transactions...........................................................................15
         Equity-Linked Derivatives...............................................................................16
         Borrowings..............................................................................................16
         Investment in Other Investment Companies................................................................16
         Temporary Defensive Investments.........................................................................17

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................17

         Introduction............................................................................................17
         General Risks of Options, Futures and Currency Strategies...............................................17
         Cover...................................................................................................18
         Writing Call Options....................................................................................18
         Writing Put Options.....................................................................................19
         Purchasing Put Options..................................................................................19
         Purchasing Call Options.................................................................................19
         Over-The-Counter Options................................................................................20
         Index Options...........................................................................................20
         Limitations on Options..................................................................................20
         Interest Rate, Currency and Stock Index Futures Contracts...............................................21
         Options on Futures Contracts............................................................................22
         Forward Contracts.......................................................................................22
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................22

INVESTMENT RESTRICTIONS..........................................................................................22

         Fundamental Restrictions................................................................................22
         Non-Fundamental Restrictions............................................................................24

MANAGEMENT OF THE COMPANY........................................................................................24

         Board of Directors......................................................................................24
         Management Information..................................................................................24
         Compensation............................................................................................25
         Codes of Ethics.........................................................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................28


INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................28

         Investment Advisors.....................................................................................28
         Service Agreements......................................................................................30
         Other Service Providers.................................................................................30

DISTRIBUTION OF SECURITIES.......................................................................................31

         Distributor.............................................................................................31

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................32

         Purchase and Redemption of Shares.......................................................................32
         Redemptions by the Fund.................................................................................32
         Backup Withholding......................................................................................32

NET ASSET VALUE DETERMINATION....................................................................................34


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................35

         Dividends and Distributions.............................................................................35
         Reinvestment of Dividends and Distributions.............................................................35
         Tax Matters.............................................................................................36
         Qualification as a Regulated Investment Company.........................................................36
         Fund Distributions......................................................................................36
         Investment in Foreign Financial Instruments.............................................................37
         Hedging Transactions....................................................................................37
         PFIC Investments........................................................................................38
         Redemption or Exchange of Shares........................................................................39
         Foreign Income Taxes....................................................................................39
         Backup Withholding......................................................................................40
         Reinstatement Privilege.................................................................................40
         Foreign Shareholders....................................................................................40
         Miscellaneous Considerations; Effect of Future Legislation..............................................41

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................41


OTHER INFORMATION................................................................................................41


RATINGS OF DEBT SECURITIES......................................................................................A-1


DIRECTORS AND OFFICERS..........................................................................................B-1


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................C-1


BROKERAGE COMMISSIONS...........................................................................................D-1


PERFORMANCE DATA................................................................................................E-1


FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM International Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in the AIM International Equity Fund Prospectus dated March 1, 2002, the ("Prospectus"), which relates to the Institutional Class. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing AIM Fund Services, Inc. ("AFS"), P.O. Box 4497, Houston, Texas 77210-4497, or by calling (800) 451-4246.
Investors must receive a Prospectus before they invest in the Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Institutional Class of the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company currently consists of six separate portfolios: AIM Asian Growth Fund (the "Asian Fund"), AIM European Development Fund ( the "European Fund"), AIM Global Aggressive Growth Fund (the "Aggressive Growth Fund"), AIM Global Growth Fund (the "Growth Fund"), AIM Global Income Fund ( the "Income Fund") and AIM International Equity Fund (the "Fund"). The Fund has four separate classes of shares: Class A, Class B, Class C and Institutional Class shares. Asian Fund, European Fund, Aggressive Growth Fund, Growth Fund and Income Fund each have three classes of shares: Class A, Class B and Class C shares (the "Retail Classes").

         As used in the Prospectus, the term "majority of the outstanding shares" of the Company, of the Fund or of a class of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, the Fund or such class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company, the Fund or such class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company, the Fund or such class.

         This Statement of Additional Information relates solely to the Institutional Class of the Fund.

         The assets received by the Company from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Company's books of account, and are to be charged with the expenses with respect to the Fund and its classes. Any general expenses of the Company not readily identifiable as belonging to the Fund are allocated by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Directors. Each Fund offers four separate classes of shares:
Institutional Class shares, Class A shares, Class B shares and Class C shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectus, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Shares of the Retail Classes and the Institutional Class of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class B shareholders as well as Class A shareholders of the Fund must approve any material increase in fees payable with respect to the Class A shares of the Fund under the Class A and C Plan). Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Company's Board of Directors with respect to the class of the Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. No other shares have conversion rights. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of the Fund must approve any material increase in fees payable with respect to the Fund under the Class A and C Plan or a new class of shares into which the Class B shares will convert must be created which will be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders to elect directors unless a meeting is required under the Investment Company Act of 1940, as amended, (the "1940 Act"). Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                        n
                                  P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

        The average annual total returns for the Fund, with respect to its Class A shares, for the one and five year periods (or since inception if applicable) ended October 31 are found in Appendix E. The average annual return of the Institutional Class shares of the Fund will be calculated beginning March 1, 2002, the effective date of the Institutional Class shares.

        Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Institutional Class shares will not reflect a deduction of any sales charge, since that class is sold and redeems at net asset value.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods.

        Cumulative total return across a stated period may be calculated as follows:


                                   P(1+V)=ERV

Where           P       =    a hypothetical initial payment of $1,000.
                V       =    cumulative total return assuming payment of all
                             of, a stated portion of, or none of, the applicable
                             maximum sales load at the beginning of the stated
                             period.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for the Fund is as follows:

                                                   6
                        YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a   =    dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).
               b   =    expenses accrued during period (net of reimbursements).
               c   =    the average daily number of shares outstanding during
                        the period.
               d   =    the maximum offering price per share on the last day of
                        the period.

Performance Information

         All advertisements of Class A, B and C shares of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data for such classes does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Fund. The following is a list of such publications or media entities:

         Advertising Age     Forbes                    Nation's Business
         Barron's            Fortune                   New York Times
         Best's Review       Hartford Courant          Pension World
         Broker World        Inc.                      Pensions & Investments
         Business Week       Institutional Investor    Personal Investor
         Changing Times      Insurance Forum           Philadelphia Inquirer

         Christian Science Monitor   Insurance Week            USA Today
         Consumer Reports            Investor's Daily          U.S. News & World Report
         Economist                   Journal of the American   Wall Street Journal
         FACS of the Week            Society of CLU & ChFC     Washington Post
         Financial Planning          Kiplinger Letter          CNN
         Financial Product News      Money                     CNBC
         Financial Services Week     Mutual Fund Forecaster    PBS
         Financial World

         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                          Stanger
         Donoghue's                                 Weisenberger
         Mutual Fund Values (Morningstar)           Lipper, Inc.

         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Standard & Poor's 400 Midcap Index                Dow Jones Industrial Average
Standard & Poor's Composite Index                 Lipper European Funds Index
     of 500 Stocks                                Lipper International Funds Index
Consumer Price Index                              Morgan Stanley Capital International Indices,
Bond Buyer Index                                     including:
NASDAQ                                               EAFE Index
COFI                                                 AC Asia Free Ex-Japan
First Boston High Yield Index                        Europe Index
The Financial Times - Actuaries World Indices        World Index
     (a wide range of comprehensive measures         AC World Index
     of stock price performance for the world's   Lehman World Government Bond Fund
     major stock markets and regional areas)      Salomon Bros World Gov't Bond Index
                                                  Russell 2000 Stock Index

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Fund's portfolio.

     From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                   BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Fund incurs little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate (as applicable). While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         In the event the Fund purchases securities traded over-the-counter, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Fund transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Fund follows procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Company from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of the Fund to purchase municipal securities being publicly underwritten by such syndicate, and the Fund may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Fund may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Company's Board of Directors and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an equity "offering", which AIM describes as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in a public equity). Occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures.

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocation, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points. Selection of those AIM Funds or accounts shall be rotational in a manner designed to allocate equally over the longer term. In addition, Incubator Funds, as described in AIM's Incubator and new Fund Investment Policy, will each be limited to a 40 basis point allocation only.

         When an AIM Fund and/or account with substantially identical investment objectives and policies participates in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fees paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 2001, the Fund had common stock holdings in [OM Gruppen A.B.] having a market value of [$2,038,377]. [OM Gruppen A.B.] is a regular broker/dealer of the Company, as defined in Rule 10b-1.

BROKERAGE COMMISSIONS PAID

         AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transaction amounts and the related brokerage commissions are found in Appendix D.

PORTFOLIO TURNOVER

         Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. The Fund's historical portfolio turnover rates are included in the Financial Highlights tables of the Fund's prospectus. A high rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Tax Matters."


                         INVESTMENT STRATEGIES AND RISKS

         Information concerning the Fund's non-fundamental investment objective(s) is set forth in the Prospectuses under the heading "Investment Objective and Strategies." There can be no assurance that the Fund will achieve its objective. The principal features of the Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectus under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         Set forth in this section is a description of the Fund's investment policies, strategies and practices. The investment objective of the Fund is a non-fundamental policy and may be changed by the Board of Directors without shareholder approval. The Fund's investment policies, strategies and practices are also non-fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. The Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of the Fund should recognize that there are risks in the ownership of any security. Any percentage limitations with respect to assets of the Fund will be applied at the time of purchase.

         Any percentage limitations with respect to assets of the Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

         In managing the Fund, AIM seeks to apply to the diversified portfolio of equity securities the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is anticipated that common stocks will be the principal form of investment of the Fund. The portfolio of the Fund is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in earnings.

         If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Fund's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

         The investment objective of the Fund is to provide long-term growth of capital. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter-market. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may satisfy the foregoing requirements in part by investing in the securities of foreign issuers which are in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers.

         Under normal market conditions, the Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

         Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of the Fund's total assets in foreign companies in developing countries.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         To the extent consistent with the Funds' investment objectives and policies, the Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Fund.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements and reverse repurchase agreements. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible reduced levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to those which have been stripped of their interest payments and mortgage backed securities) and commercial paper.

         A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date, and interest payment. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will segregate liquid assets having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the loaned securities. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         The Fund may lend up to 15% of its net assets to other AIM Funds and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC if any interfund loans are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. If the Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate cash or liquid securities in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

SHORT SALES

         The Fund may from time to time make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. The Fund will not make short sales of securities or maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by the Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for such sales at any time.

MARGIN TRANSACTIONS

         The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in securities that are illiquid, including restricted securities which are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933.

         Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933 are unregistered securities, the Fund may purchase Rule 144A securities without regard to the 15% limitation described above provided that a determination is made that such securities have a readily available trading market.

RULE 144A SECURITIES

         The Fund may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investments in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund complies with its restriction on investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

         The Fund may invest in foreign securities. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on the Fund's portfolio strategies.

         Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 2, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments. Individual foreign economies may also differ favorably or unfavorably from the United States economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position, which may likewise affect the Fund's investments. Moreover, foreign legal systems may be affected by the prevailing political climate and the Fund may not be able to obtain legal remedies or enforce judgments in those courts.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         EMERGING MARKETS. General. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. AIM believes that these characteristics can be expected to continue in the future.

         Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

         Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Investment in certain emerging markets securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies, and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

         The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. For hedging purposes, the Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

EQUITY-LINKED DERIVATIVES

         The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

BORROWINGS

         The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund may invest in other investment companies, to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Fund may invest, see Appendix A to this Statement of Additional Information.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, the Fund will have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         The Fund may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, the Fund will have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         The Fund may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, the Fund will have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         The Fund may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, the Fund will have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If the Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transactions. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on an CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% of more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's
outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Directors has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which the advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

NON-FUNDAMENTAL RESTRICTIONS

         The following non-fundamental investment restrictions also apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.


                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

        The overall management of the business and affairs of the Fund and the Company is vested in the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to its officers of the Company and to AIM, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

MANAGEMENT INFORMATION

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth in Appendix B.

         The standing committees of the Board of Directors are the Audit Committee, the Capitalization Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

         The members of the Capitalization Committee are Messrs. Graham (Chair) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's common stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock; and (iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the Fund's prospectus, up to the Company's authorized capital.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested directors as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested directors.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company who is not affiliated with AIM during the year ended December 31, 2001:

                                                  RETIREMENT
                                AGGREGATE          BENEFITS            ESTIMATED               TOTAL
                              COMPENSATION          ACCRUED              ANNUAL             COMPENSATION
                                FROM THE             BY ALL           BENEFITS UPON         FROM ALL AIM
      DIRECTOR                 COMPANY(1)         AIM FUNDS(2)        RETIREMENT(3)           FUNDS(4)
      --------                ------------        ------------        -------------         ------------
Frank S. Bayley(5)                                                     $  75,000
Bruce L. Crockett                                                         75,000
Owen Daly II(6)                                                           75,000
Albert R. Dowden(7)                                                       75,000
Edward K. Dunn, Jr.                                                       75,000
Jack M. Fields                                                            75,000
Carl Frischling(8)                                                        75,000
Prema Mathai-Davis                                                        75,000
Lewis F. Pennock                                                          75,000
Ruth H. Quigley(5)                                                        75,000
Louis S. Sklar                                                            75,000

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2001, including earnings, was $[59,831].

(2) During the fiscal year ended October 31, 2001, the total amount of expenses allocated to the Company in respect of such retirement benefits was $[30,382].

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(5) Mr. Bayley and Miss Quigley were elected to serve as directors on September 28, 2001.

(6)     Mr. Daly is retiring as Director effective December 31, 2001.

(7)     Mr. Dowden was elected to serve as a director on December [12], 2000.

(8) During the fiscal year ended October 31, 2001, the Company paid $[35,567] in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm.

RETIREMENT PLAN FOR DIRECTORS

         The Directors have adopted a retirement plan for the Directors of the Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

         The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the Directors may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated director of the Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         The table below shows estimated credited years of service under the Plan for each non-AIM-affiliated director as of December 31, 2001.

                              ESTIMATED CREDITED YEARS
     DIRECTOR                        OF SERVICE
     --------                 ------------------------
Frank S. Bayley                          15
Bruce L. Crockett                        13
Owen Daly II                             13
Albert R. Dowden                          0
Edward K. Dunn, Jr.                       2
Jack M. Fields                            3
Carl Frischling                          23
Prema Mathai-Davis                        2
Lewis F. Pennock                         19
Ruth H. Quigley                          24
Louis S. Sklar                           11

DEFERRED COMPENSATION AGREEMENTS

        Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Company's Board of Directors, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the Plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Company and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Company, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Company that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Funds' shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         AIM serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement dated June 21, 2000 (the "Investment Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages approximately 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management" herein.

         Under the terms of the Investment Advisory Agreement, AIM supervises aspects of the Fund's operations and provides investment advisory services to the Fund.

         The Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to directors and shareholders meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

         The Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually (i) (a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Investment Advisory Agreement with respect to the Fund on sixty (60) days' written notice without penalty. The Investment Advisory Agreement automatically terminates in the event of its assignment.

         Under the Investment Advisory Agreement, AIM is entitled to receive from the Fund a fee calculated at the following annual rates based on the average daily net assets of the Fund:

Net Assets                                                           Annual Rate
----------                                                           -----------
First $1 billion..................................................      0.95%
Over $1 billion...................................................      0.90%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         AIM has contractually agreed to waive advisory fees under the Investment Advisory Agreement in order to achieve the following annual fee structure for the Fund: 0.95% of the first $500 million of the Fund's average daily net assets; 0.90% of the next $500 million of the Fund's average daily net assets; and 0.85% of the Fund's average daily net assets exceeding $1 billion. AIM has also voluntarily agreed, when net assets of the Fund exceed $5 billion, to waive advisory fees for the Fund of 0.025% for each $5 billion increment in net assets, up to a maximum waiver of 0.175% on assets in excess of $35 billion.

         For the fiscal years ended October 31, 2001, 2000 and 1999, AIM received advisory fees, net of advisory fee waivers, from the Fund pursuant to the Investment Advisory Agreement and the prior investment advisory agreement then in effect as follows:

         2001                         2000                         1999
         ----                         ----                         ----
      [$       ]                  $33,855,808                  $24,083,233

         For the fiscal years ended October 31, 2001, 2000 and 1999, AIM waived advisory fees for the Fund as follows:

         2001                         2000                         1999
         ----                         ----                         ----
      [$       ]                  $1,697,400                   $1,122,543

         Although these fees are higher than those paid by most mutual funds which invest in domestic securities, they are competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fees are justified due to the higher costs and additional expenses associated with managing and operating funds holding primarily foreign securities.

         For the fiscal year ended October 31, 2001, AIM waived advisory fees for the Fund which represented [0.04%] of the Fund's average daily net assets.

         In addition, if the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         The Company, on behalf of the Fund, has entered into the Investment Advisory Agreement and a Master Administrative Services Agreement dated June 21, 2000 ("Administrative Services Agreement"), with AIM. A prior investment advisory agreement with substantially similar terms to the Investment Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Administrative Services Agreement, were in effect prior to June 21, 2000.

         For the fiscal year ended October 31, 2001, the Fund paid [0.01%] of its average daily net assets to AIM for administrative services pursuant to the Administrative Services Agreement.

         Under the terms of the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is paid for the services of the Fund's principal financial officer and her staff, and any expenses related to fund accounting services.

         The Administrative Services Agreement for the Fund provides that AIM may perform, or arrange for the performance of, certain accounting and other administrative services to the Fund. For such services, AIM is entitled to receive from the Fund payment for AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually (i)(a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

         For the fiscal years ended October 31, 2001, 2000 and 1999, AIM received payment of administrative service costs from the Fund pursuant to the Administrative Services Agreement and the prior administrative services agreement then in effect as follows:

      2001                         2000                         1999
      ----                         ----                         ----
   [$       ]                    $222,616                     $150,312

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Fund.

         The Transfer Agency and Service Agreement between the Company and AFS provides that AFS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee, plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and its accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         It is anticipated that most investors will perform their own subaccounting.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as Sub-Custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Company, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Fund. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Company. The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002, as the independent public accountants to audit the financial statements of the Fund.

         COUNSEL TO THE COMPANY. Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Company has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors. See "Management of the Company."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of the Institutional Class.

         The Company (on behalf of the Institutional Class) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to A I M Fund Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AFS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AFS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AFS for correction of transactions involving Fund shares. If AFS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AFS, an investor may change the bank account designated to receive redemption proceeds. AFS may request additional documentation.

         AFS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

REDEMPTIONS BY THE FUND

         If the Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Fund's prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 30%, as of January 1, 2002, of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the Economic Growth and Tax Relief Reconciliation Act of 2001 further provides for a phased reduction in the backup withholding rate to 28% for years 2006 and thereafter.

                 An investor is subject to backup withholding if:

                 (1) the investor fails to furnish a correct TIN to the Fund, or

                 (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

                 (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

                 (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

                 (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

          Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

          o         a corporation

          o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

          o the United States or any of its agencies or instrumentalities

          o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

          o a foreign government or any of its political subdivisions, agencies or instrumentalities

          o an international organization or any of its agencies or instrumentalities

          o         a foreign central bank of issue

          o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

          o a futures commission merchant registered with the Commodity Futures Trading Commission

          o         a real estate investment trust

          o an entity registered at all times during the tax year under the 1940 Act

          o         a common trust fund operated by a bank under Section 584(a)

          o         a financial institution

          o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

          o         a trust exempt from tax under Section 664 or described in
                    Section 4947

          Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

          IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

          NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

         In accordance with the current rules and regulations of the SEC, the net asset value of a share of the Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of trading on the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of the Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares" and "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Investment Plan," and "Special Plans-Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund intends to qualify each year as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for tax treatment as a regulated investment company under the Code, the Fund is required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to the Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

          At the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

         Under the Code, the Fund is exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

          The Fund also intends to distribute to shareholders substantially all of the excess of its net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

          Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to certain assets (including readily tradable stock) which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, the Fund may make an election to treat any readily tradable stock it holds on January 1, 2001 as being sold on January 2, 2001 at its closing market price on that date and reacquired on that date for the same amount. If the Fund makes this election, it will recognize any gain, but not loss, on the deemed sale, which may cause the Fund to increase the amount of distributions that the Fund would make for its taxable year that includes January 2, 2001. The Fund has not yet determined whether it will make this election with respect to any shares in its portfolio.

          Treasury regulations permit a regulated investment company, in determining its investment company taxable income and undistributed net capital gain for any taxable year, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) offset a net ordinary loss (but not below the net capital gain) for any calendar year in determining its capital gain net income for the one-year period ending on October 31 of such calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

         Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that are held at year end are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum 20% to non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) can be treated as ordinary income or loss.

          The Fund may engage in certain hedging transactions (such as short sales "against the box") that may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a future or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interest if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value.) Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned or otherwise terminated at its fair market value on the date of such constructive sale (and will generally take into account any gain in the taxable year which includes such date).

          Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

PFIC INVESTMENTS

          The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          The Fund may elect alternative tax treatment with respect to PFIC stock. Under one such election (the "QEF Election"), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Because the QEF Election imposes substantial requirements on the PFIC, it is unlikely that a fund will be able to make the QEF Election. Alternatively, the Fund may make an election to mark any shares of PFIC stock that it holds to market (the "Section 1296 Election"). If the Section 1296 election is made with respect to any PFIC stock, the Fund will recognize ordinary income to the extent that the fair market value of such PFIC stock at the close of any taxable year exceeds its adjusted basis and will also recognize ordinary income in the event that it disposes of any shares of such PFIC stock at a gain. In each case, such ordinary income will be treated as dividend income for purposes of the Income Requirement. The Fund making the
Section 1296 Election with respect to any PFIC stock will similarly recognize a deductible ordinary loss to the extent that the adjusted basis of such PFIC stock exceeds its fair market value at the close of any taxable year and will also recognize a deductible ordinary loss in the event that it disposes of such PFIC stock at a loss. However, the amount of any ordinary loss recognized by the Fund making a Section 1296 Election with respect to any PFIC stock may not exceed the amount of ordinary income previously recognized by the Fund by reason of marking such PFIC stock to market. Any loss in excess of previously recognized income will be treated as a short-term loss. If either the QEF Election or the Section 1296 Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. The Fund's intention to qualify annually as regulated investment companies may limit its ability to invest and hold PFIC stock.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

REDEMPTION OR EXCHANGE OF SHARES

          Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

FOREIGN INCOME TAXES

          Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gains from the sale of stock and securities and certain currency fluctuation gains and losses will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Moreover, no foreign tax credits will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

BACKUP WITHHOLDING

          Under certain provisions of the Code, the Fund may be required to withhold 30% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"); however, the withholding rate decreases in phases to 28% in years 2006 and thereafter. Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

REINSTATEMENT PRIVILEGE

         For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because if the initial sales charge is not taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinvestment. Wash sale rules may also limit the amount of loss recognized.

FOREIGN SHAREHOLDERS

         Dividends from the Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

          A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 30% unless proper notification of the shareholder's foreign status is provided; however, the withholding rate decreases in phases to 28% in year 2006 and thereafter.

          Notwithstanding the foregoing, if distributions by the Fund are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from the Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

          Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting investments in the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of the Funds' shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                                OTHER INFORMATION

         Each Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the portfolios of the Company have filed with the SEC under the 1933 Act and the 1940 Act, and reference is hereby made to the Registration Statement for further information with respect to each portfolio of the Company and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                             DIRECTORS AND OFFICERS

         Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                            POSITION(S)
                                            HELD WITH                   PRINCIPAL OCCUPATION(S) DURING
 NAME, ADDRESS AND AGE                      REGISTRANT                    AT LEAST THE PAST 5 YEARS
 ---------------------                      ----------                  -------------------------------
*ROBERT H. GRAHAM (55)                      Director,           Chairman, President and Chief Executive Officer,
                                            Chairman and        A I M Management Group Inc.; Chairman and President,
                                            President           A I M Advisors, Inc.; Director and Senior Vice
                                                                President, A I M Capital Management, Inc.; Chairman,
                                                                A I M Distributors, Inc., A I M Fund Services, Inc.
                                                                and Fund Management Company; and Director and Vice
                                                                Chairman, AMVESCAP PLC (parent of AIM and a global
                                                                investment management firm).

FRANK S. BAYLEY (62)                        Director            Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                          Chairman, C.D. Stimson Company (private investment
Suite 2400                                                      company); and Trustee, The Badgley Funds.
San Francisco, CA  94111

BRUCE L. CROCKETT (57)                      Director            Director, ACE Limited (insurance company).
906 Frome Lane                                                  Formerly, Director, President and Chief Executive
McLean, VA  22102                                               Officer, COMSAT Corporation; and Chairman, Board of
                                                                Governors of INTELSAT (international communications
                                                                company).

ALBERT R. DOWDEN (60)                       Director            Chairman, Cortland Trust, Inc. (investment company)
1815 Central Park Drive                                         and DHJ Media, Inc.; and Director, Magellan
P.O. Box 774000 - PMB #222                                      Insurance Company. Formerly, Director, President
Steamboat Springs, CO  80477                                    and Chief Executive Officer, Volvo Group North
                                                                America, Inc.; Senior Vice President, AB Volvo; and
                                                                Director, The Hertz Corporation, Genmar Corporation
                                                                (boat manufacturer), National Media Corporation and
                                                                Annuity and Life Re (Holdings), Ltd.


----------

* Mr. Graham is an "interested person" of the Company and AIM as that term is defined in the 1940 Act.

                                            POSITION(S)
                                            HELD WITH                   PRINCIPAL OCCUPATION(S) DURING
 NAME, ADDRESS AND AGE                      REGISTRANT                    AT LEAST THE PAST 5 YEARS
 ---------------------                      ----------                  ------------------------------
EDWARD K. DUNN, JR. (66)                    Director            Formerly, Chairman, Mercantile Mortgage Corp.; Vice
2 Hopkins Plaza                                                 Chairman, President and Chief Operating Officer,
8th Floor, Suite 805                                            Mercantile-Safe Deposit & Trust Co.; and President,
Baltimore, MD   21201                                           Mercantile Bankshares Corp.

JACK M. FIELDS (50)                         Director            Chief Executive Officer, Twenty First Century Group,
434 New Jersey Avenue, SE                                       Inc. (governmental affairs company). Formerly,
Washington, DC  20003                                           Member of the U.S. House of Representatives.

**CARL FRISCHLING (65)                      Director            Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                                firm); and Director, Cortland Trust, Inc.
New York, NY   10022                                            (investment company).

PREMA MATHAI-DAVIS (51)                     Director            Member, Visiting Committee, Harvard University
370 East 76th Street                                            Graduate School of Education, New School
New York, NY   10021                                            University. Formerly, Chief Executive Officer, YWCA
                                                                of the USA; Commissioner, New York City Department
                                                                of the Aging; and Commissioner, New York City
                                                                Metropolitan Transportation Authority.

LEWIS F. PENNOCK (59)                       Director            Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX   77057

RUTH H. QUIGLEY (67)                        Director            Private investor; and President, Quigley Friedlander
1055 California Street                                          & Co., Inc. (financial advisory services firm) from
San Francisco, CA   94108                                       1984 to 1986.

LOUIS S. SKLAR (62)                         Director            Executive Vice President, Development and
The Williams Tower                                              Operations, Hines Interests Limited Partnership
50th Floor                                                      (real estate development).
2800 Post Oak Blvd.
Houston, TX   77056


----------

** Mr. Frischling may be an "interested person" of the Company as that term is defined in the 1940 Act. The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                            POSITION(S)
                                            HELD WITH                   PRINCIPAL OCCUPATION(S) DURING
 NAME, ADDRESS AND AGE                      REGISTRANT                    AT LEAST THE PAST 5 YEARS
 ---------------------                      ----------                  ------------------------------
GARY T. CRUM (54)                           Senior Vice         Director and President, A I M Capital Management,
                                            President           Inc.; Director and Executive Vice President, A I M
                                                                Management Group Inc.; Director and Senior Vice
                                                                President, A I M Advisors, Inc.; and Director, A I M
                                                                Distributors, Inc. and AMVESCAP PLC (parent of AIM
                                                                and a global investment management firm).

CAROL F. RELIHAN (47)                       Senior Vice         Director, Senior Vice President, General Counsel and
                                            President and       Secretary, A I M Advisors, Inc.; and A I M
                                            Secretary           Management Group Inc.; Director, Vice President and
                                                                General Counsel, Fund Management Company; and Vice
                                                                President, A I M Fund Services, Inc., A I M Capital
                                                                Management, Inc. and A I M Distributors, Inc.

DANA R. SUTTON (43)                         Vice President      Vice President and Fund Treasurer, A I M Advisors,
                                            and Treasurer       Inc.

ROBERT G. ALLEY (53)                        Vice President      Senior Vice President, A I M Capital Management,
                                                                Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX (58)                        Vice President      Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc. and A I M Capital Management, Inc.;
                                                                and Vice President, A I M Fund Services, Inc.

EDGAR M. LARSEN (61)                        Vice President      Vice President, A I M Advisors, Inc. and A I M
                                                                Capital Management, Inc.

                                   APPENDIX C

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 1, 2002.

AIM ASIAN GROWTH FUND

                                             CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------




AIM EUROPEAN DEVELOPMENT FUND

                                             CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------




AIM GLOBAL AGGRESSIVE GROWTH FUND

                                             CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------




[*      Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.]

AIM GLOBAL GROWTH FUND

                                             CLASS A SHARES        CLASS B SHARES          CLASS C SHARES
                                           -------------------    -------------------    -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                RECORD                  RECORD
-------------------                        -------------------    -------------------    -------------------




AIM GLOBAL INCOME FUND

                                             CLASS A SHARES        CLASS B SHARES          CLASS C SHARES
                                           -------------------    -------------------    -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                RECORD                  RECORD
-------------------                        -------------------    -------------------    -------------------




AIM INTERNATIONAL EQUITY FUND


                                                                                                                 INSTITUTIONAL
                                             CLASS A SHARES        CLASS B SHARES          CLASS C SHARES         CLASS SHARES
                                           -------------------    -------------------    -------------------   -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                RECORD                  RECORD               RECORD
-------------------                        -------------------    -------------------    -------------------   -------------------

                                                                                                                       N/A



[*      Owned of record and beneficially.

** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.]

MANAGEMENT OWNERSHIP

         [As of February 1, 2002, the directors and officers as a group owned less than 1% of the shares of any Fund.]

                                   APPENDIX D

                              BROKERAGE COMMISSIONS


Brokerage commissions paid by the Fund listed below for the last three fiscal years were as follows:

                  FUND                              2001              2000              1999
                  ----                           ----------        -----------       ----------
AIM International Equity Fund.................   $[        ]       $12,585,724       9,975,166

The Fund allocated the following amount of transactions to broker-dealers that provided AIM with research, statistics and other information for the last fiscal year:

                                                                                                 RELATED
                 FUND                                TRANSACTIONS                         BROKERAGE COMMISSIONS
                 ----                                ------------                         ---------------------
     AIM International Equity Fund                   $105,774,615                               $178,024

                                   APPENDIX E

                                PERFORMANCE DATA


The average annual total returns for the Fund, with respect to its Class A shares, for the periods ended October 31, 2001, are as follows:

                                                                    PERIODS ENDED
                                                                    OCTOBER 31, 2001                      INCEPTION
                                                         ----------------------------------------
                                                                                           SINCE
        CLASS A SHARES:                                  1 YEAR         5 YEARS         INCEPTION          DATE
        --------------                                   ------    ----------------     ---------        ---------
AIM International Equity Fund*.............              [16.44%]       [9.18%][        [12.67%]         04/07/92

* The average annual total return is with respect to Class A shares. As of the date of this Statement of Additional Information, the Institutional Class has not commenced operations.

                              FINANCIAL STATEMENTS















                                       FS

                            PART C: OTHER INFORMATION


Item 23.      Exhibits


a (1)    -        (a) Articles of Restatement, dated November 14, 1994. (1)

         - (b) Articles Supplementary, dated June 12, 1997, to Articles of Incorporation of Registrant. (4)

         - (c) Articles of Amendment, dated October 14, 1997, to Articles of Incorporation of Registrant. (5)

         - (d) Articles Supplementary, dated June 9, 1999, to Articles of Incorporation. (9)

         - (e) Articles Supplementary, dated December 23, 1999, to Articles of Incorporation. (9)

         - (f) Articles Supplementary, dated December 17, 2001, to Articles of Incorporation. (13)

b (1)    -        (a) Amended and Restated By-Laws, dated effective December 11,
                  1996. (2)

         - (b) First Amendment, dated June 9, 1999, to Amended and Restated By-Laws. (9)

c        -        Articles V and VII of the Articles of Restatement, as
                  amended, and Articles I and IV of the Amended and Restated
                  By-Laws defining the rights of holders of shares. (1)(2)

d        -        Master Investment Advisory Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc.
                  (11)

e (1)    -        Second Amended and Restated Master Distribution
                  Agreement, dated as of July 1, 2000, between Registrant (on behalf of the Registrant's Class A and Class C shares) and A I
                  M Distributors, Inc. (12)

  (2)    -        First Amended and Restated Master Distribution Agreement,
                  dated December 31, 2000, between Registrant (on behalf of the Registrant's Class B shares) and A I M Distributors, Inc. (12)

  (3)    -        Form of Amendment No. 1, dated _________, 2002, to the
                  Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of
                  Registrant's Class A and Class C shares) and A I M
                  Distributors, Inc. (13)

  (4)    -        Form of Selected Dealer Agreement for Investment Companies
                  Managed by A I M Advisors, Inc. (12)

  (5)    -        Form of Bank acting as Agent for its Customers between A I M
                  Distributors, Inc. and banks. (7)

f (1)    -        AIM Funds Retirement Plan for Eligible Directors/Trustees as
                  restated October 1, 2001. (13)

  (2)    -        Form of AIM Funds Director Deferred Compensation Agreement, as
                  amended September 28, 2001. (13)

g (1)    -        (a) Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company. (11)

                  (b) Amendment, dated as of May 1, 2000, to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company. (11)

                  (c) Amendment, dated as of June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company. (13)

  (2)    -        (a) Subcustodian Agreement with Texas Commerce Bank, dated
                  September 9, 1994, among Texas Commerce Bank National
                  Association, State Street Bank and Trust Company, A I M Fund
                  Services, Inc. and Registrant. (1)

         - (b) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement with Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank) among Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank), State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant. (9)

h (1)    -        (a) Transfer Agency and Service Agreement, dated as of
                  November 1, 1994, between the Registrant and A I M Fund
                  Services, Inc. (1)

         - (b) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between the Registrant and A I M Fund Services, Inc. (5)

         - (c) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. (9)

         - (d) Amendment No. 3, dated as of July 1, 2000, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. (12)

         - (e) Form of Amendment No. 4, dated ____________, 2002, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. (13)

  (2)    -        (a) Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and The
                  Shareholder Services Group, Inc. (1)

         - (b) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.).
                  (1)

         - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (1)

         - (d) Amendment No. 3, dated as of February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (4)

         - (e) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (7)

         - (f) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (7)

         - (g) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (6)

         - (h) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (9)

         - (i) Amendment No. 7, dated as of February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (12)

         - (j) Amendment No. 8, dated as of June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (12)

         - (k) Amendment No. 9, dated as of June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (12)

         - (l) Amendment No. 10, dated as of July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc. (12)

  (3)    -        Preferred Registration Technology Escrow Agreement, dated
                  September 10, 1997, between Registrant and First Data Investor
                  Services Group, Inc. (12)

  (4)    -        (a) Master Administrative Services Agreement, dated June 21,
                  2000, between A I M Advisors, Inc. and AIM International
                  Funds, Inc. (11)

         - (b) Form of Amendment No. 1, dated __________, 2002, to the Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc.
                  (13)

  (5)    -        Shareholder Sub-Accounting Services Agreement among the
                  Registrant, First Data Investor Services Group (formerly The
                  Shareholder Services Group, Inc.), Financial Data Services,
                  Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc. (1)

  (6)    -        (a) Memorandum of Agreement, regarding securities lending, dated effective June 21, 2000, between Registrant, on behalf of AIM Asian Growth Fund, AIM European Development Fund, AIM
                  Global Aggressive Growth Fund, AIM Global Growth Fund, AIM
                  Global Income Fund and AIM International Equity Fund, and A I
                  M Advisors, Inc. (12)

         - (b) Memorandum of Agreement, regarding advisory fee waiver, dated July 1, 2001, between A I M Advisors, Inc. and Registrant, on behalf of AIM International Equity Fund. (13)

         - (c) Memorandum of Agreement, regarding expense limitations, dated July 1, 2001, between A I M Advisors, Inc. and Registrant, on behalf of AIM Global Income Fund. (13)

i (1)    -        Opinion and Consent of Ballard Spahr Andrews &
                  Ingersoll, LLP regarding the Institutional Class shares of AIM
                  International Equity Fund. (13)

j (1)    -        Consent of [KPMG LLP].

k        -        Financial Statements - None.

l (1)    -        (a) Initial Capitalization Agreement, dated as of July
                  1, 1994, for AIM Global Aggressive Growth Fund, AIM Global
                  Growth Fund and AIM Global Income Fund. (1)

         - (b) Initial Capitalization Agreement, dated November 3, 1997, for AIM Asian Growth Fund and AIM European Development Fund.
                  (6)

m (1)    -        Fourth Amended and Restated Master Distribution Plan,
                  dated as of July 1, 2000, for Registrant's Class A and Class C shares. (12)

  (2)    -        Third Amended and Restated Master Distribution Plan, dated
                  December 31, 2000, for Registrant's Class B shares. (12)

  (3)    -        Form of Shareholder Service Agreement to be used in
                  connection with Registrant's Master Distribution Plan. (8)

  (4)    -        Form of Bank Shareholder Service Agreement to be used in
                  connection with Registrant's Master Distribution Plan. (8)

  (5)    -        Form of Agency Pricing Agreement (for Class A Shares) to be
                  used in connection with Registrant's Master Distribution Plan.
                  (8)

  (6)    -        Form of Service Agreement for Certain Retirement Plans (for
                  the Institutional Classes) to be used in connection with Registrant's Master Distribution Plan. (1)

  (7)    -        Forms of Service Agreement for Brokers for Bank Trust
                  Departments and for Bank Trust Departments to be used in connection with Registrant's Master Distribution. (8)

  (8)   -         Form of Variable Group Annuity Contractholder Service
                  Agreement to be used in connection with Registrant's Master
                  Distribution Plan. (8)

  (9)   -         Form of Shareholder Service Agreement for Shares of the AIM
                  Mutual Funds. (12)

n (1)   -         Fourth Amended and Restated Multiple Class Plan of The
                  AIM Family of Funds(R) effective as of October 1, 2001. (13)

  (2)   -         Multiple Class Plan of The AIM Family of Funds(R) effective as of December 12, 2001. (13)

o       -         Reserved

p (1)   -         The A I M Management Group Inc. Code of Ethics, as
                  revised February 24, 2000, relating to A I M Management Group
                  Inc. and A I M Advisors, Inc. (10)

  (2)   -         Code of Ethics of the Registrant, effective September 23,
                  2000. (12)


----------
 (1) Incorporated by reference to Post-Effective Amendment No. 9, filed on February 28, 1996.

 (2) Incorporated by reference to Post-Effective Amendment No. 10, filed on February 24, 1997.

 (3) Incorporated by reference to Post-Effective Amendment No. 11, filed on May 16, 1997.

 (4) Incorporated by reference to Post-Effective Amendment No. 12, filed on August 4, 1997.

 (5) Incorporated by reference to Post-Effective Amendment No. 13, filed on October 17, 1997.

 (6) Incorporated by reference to Post-Effective Amendment No. 14, filed on February 20, 1998.

 (7) Incorporated by reference to Post-Effective Amendment No. 15, filed on December 23, 1998.

 (8) Incorporated by reference to Post-Effective Amendment No. 16, filed on February 19, 1999.

 (9) Incorporated by reference to Post-Effective Amendment No. 17, filed on February 23, 2000.

(10) Incorporated by reference to Post-Effective Amendment No. 18, filed on March 23, 2000.

(11) Incorporated by reference to Post-Effective Amendment No. 21, filed on June 20, 2000.


(12) Incorporated by reference to Post-Effective Amendment No. 22, filed on February 22, 2001.


(13)      Filed herewith electronically.

Item 24.  Persons Controlled by or Under Common Control with Registrant


    None


Item 25.   Indemnification


    Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 26.  Business and Other Connections of Investment Advisor


    The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management-The Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Management" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.


Item 27.  Principal Underwriters


    A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


    AIM Advisor Funds
    AIM Equity Funds
    AIM Floating Rate Fund
    AIM Funds Group
    AIM Growth Series
    AIM Investment Funds
    AIM Investment Securities Funds
    AIM Series Trust
    AIM Special Opportunities Funds
    AIM Summit Fund
    AIM Tax-Exempt Funds
    AIM Variable Insurance Funds


Name and Principal                          Position and Offices                         Positions and Offices
Business Address*                           with Underwriter                             with Registrant
-----------------                           ----------------                             ---------------------
Robert H. Graham                            Chairman                                     Chairman, President &
                                                                                         Director

Michael J. Cemo                             President, Chief Executive Officer           None
                                            & Director

Gary T. Crum                                Director                                     Senior Vice President

W. Gary Littlepage                          Senior Vice President                        None
                                            & Director

James L. Salners                            Executive Vice President                     None

Marilyn M. Miller                           Senior Vice President                        None

Gene L. Needles                             Senior Vice President                        None

Michael C. Vessels                          Senior Vice President                        None

James R. Anderson                           Vice President & Chief                       None
                                            Compliance Officer

Dawn M. Hawley                              Vice President & Treasurer                   None

Ofelia M. Mayo                              Vice President, General Counsel &            Assistant Secretary
                                            Assistant Secretary

Mary A. Corcoran                            Vice President                               None

Sidney M. Dilgren                           Vice President                               None

Tony D. Green                               Vice President                               None

Kim T. McAuliffe                            Vice President                               None

Charles H. McLaughlin                       Vice President                               None

Carol F. Relihan                            Vice President &                             Senior Vice President
                                            Secretary

Linda L. Warriner                           Vice President                               None


----------
*  11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


Name and Principal                          Position and Offices                         Positions and Offices
Business Address*                           with Underwriter                             with Registrant
-----------------                           ----------------                             ---------------------
Kathleen J. Pflueger                        Secretary                                    Assistant Secretary




(c)   None


Item 28.  Location of Accounts and Records


      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.


Item 29.  Management Services


      None


Item 30.  Undertakings

      Not Applicable



----------
*  11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of December, 2001.

                                 REGISTRANT:    AIM INTERNATIONAL FUNDS, INC.

                                         By:    /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                                Robert H. Graham, President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                  SIGNATURES                                            TITLE                             DATE
                  ----------                                            -----                             ----

            /s/ ROBERT H. GRAHAM
       --------------------------------                    Chairman, Director & President            December 28, 2001
              (Robert H. Graham)                            (Principal Executive Officer)


               /s/ FRANK S. BAYLEY
       --------------------------------                               Director                       December 28, 2001
                (Frank S. Bayley)


            /s/ BRUCE L. CROCKETT
       --------------------------------                               Director                       December 28, 2001
               (Bruce L. Crockett)


               /s/ OWEN DALY II
       --------------------------------                               Director                       December 28, 2001
                 (Owen Daly II)


              /s/ ALBERT R. DOWDEN
       --------------------------------                               Director                       December 28, 2001
               (Albert R. Dowden)


            /s/ EDWARD K. DUNN, JR.
       --------------------------------                               Director                       December 28, 2001
              (Edward K. Dunn, Jr.)


              /s/  JACK M. FIELDS
       --------------------------------                               Director                       December 28, 2001
                (Jack M. Fields)


              /s/ CARL FRISCHLING
       --------------------------------                               Director                       December 28, 2001
                (Carl Frischling)


            /s/ PREMA MATHAI-DAVIS
       --------------------------------                               Director                       December 28, 2001
              (Prema Mathai-Davis)


            /s/ LEWIS F. PENNOCK
       --------------------------------                               Director                       December 28, 2001
               (Lewis F. Pennock)


              /s/ RUTH H. QUIGLEY
       --------------------------------                               Director                       December 28, 2001
               (Ruth H. Quigley)


              /s/ LOUIS S. SKLAR
       --------------------------------                               Director                       December 28, 2001
               (Louis S. Sklar)


              /s/ DANA R. SUTTON                             Vice President & Treasurer              December 28, 2001
       --------------------------------                       (Principal Financial and
               (Dana R. Sutton)                                  Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit
Number            Description
------            -----------

a(1)(f)           Articles Supplementary, dated December 17, 2001, to Articles of Incorporation

e(3)              Form of Amendment No. 1, dated __________, 2002, to the Second Amended and Restated Master
                  Distribution Agreement, dated December 12, 2001, between Registrant (on behalf of Registrant's
                  Class A and Class C shares) and A I M Distributors, Inc.

f(1)              AIM Funds Retirement Plan for Eligible Directors/Trustees as restated October 1, 2001

f(2)              Form of AIM Funds Director Deferred Compensation Agreement, as amended September 28, 2001

g(1)(c)           Amendment to the Master Custodian Contract dated June 29, 2001.

h(1)(e)           Form  of  Amendment  No.  4,  dated  ____________,  2002,  to the  Transfer  Agency  and  Service
                  Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc.

h(4)(b)           Form of  Amendment  No.  1,  dated  ___________,  2002,  to the  Master  Administrative  Services
                  Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc.

h(6)(b)           Memorandum  of  Agreement,  regarding  advisory  fee waiver,  dated July 1, 2001,  between  A I M
                  Advisors, Inc. and Registrant, on behalf of AIM International Equity Fund

h(6)(c)           Memorandum  of  Agreement,  regarding  expense  limitations,  dated July 1, 2001,  between  A I M
                  Advisors, Inc. and Registrant, on behalf of AIM Global Income Fund

i(1)              Opinion and Consent of Ballard Spahr Andrews & Ingersoll,  LLP regarding the Institutional  Class shares of AIM International Equity Fund

n(1)              Fourth  Amended and  Restated  Multiple  Class Plan of The AIM Family of Funds(R)effective  as of
                  October 1, 2001

n(2)              Multiple Class Plan of The AIM Family of Funds--Registered Trademark-- effective as of December 12, 2001